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                                                                 Exhibit 10(nn)


                             AMENDMENT NUMBER THREE

                                       TO

                  THE ALPINE GROUP, INC. 1997 STOCK OPTION PLAN

                  WHEREAS,  The Alpine Group,  Inc. (the "Company")  maintains

The Alpine Group, Inc. 1997 Stock Option Plan (the "Plan");

                  WHEREAS, pursuant to Article IX of the Plan, the Company may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan; and

                  WHEREAS, the Company desires to amend the Plan, effective as of May 14, 1999.

                  NOW, THEREFORE, pursuant to Article IX of the Plan, the Plan is hereby amended, effective as of May 14, 1999, as follows:

                  1. Article IV of the Plan is amended by adding the following new Section 4.4 to the end thereof:

                     "4.4.  TRANSFER OF 1987 OPTIONS

                         (a) Any and all options that (i) were granted under the
                             Company's 1987 Long-Term Equity Incentive Plan, as amended and restated (the "1987 Plan"), to individuals who are active Eligible Employees of the Company or an Affiliate as of May 14, 1999;
                             (ii) were outstanding as of May 14, 1999; and (iii) are vested by June 30, 1999, provided that the Eligible Employee is continuously employed through such date (the "1987 Options"), will be transferred by the Company from the 1987 Plan to the Plan as of May 14, 1999, provided the individual elects to participate in the 1999 Stock Option Reload Program (the "Reload Program") and consents to transfer such 1987 Options to the Plan. The terms of such 1987 Options shall be governed by the terms of the Plan as of May 14, 1999. Notwithstanding the foregoing, such 1987 Options shall continue to be governed by the terms of the applicable agreement in effect prior to the date of transfer.



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                         (b) In determining the number of Common Stock available
                             for Awards under Section 4.1 of the Plan, the shares underlying the 1987 Options, to the extent transferred to the Plan, shall not be included.


                         (c) In the event an Eligible Employee elects to
                             transfer his 1987 Options from the 1987 Plan to the Plan and such 1987 Options expire or terminate for any reason, such as 1987 Options will not again become available under the Plan."